SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 5, 2003


                          IMAGISTICS INTERNATIONAL INC.
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               (Exact Name of Registrant as Specified in Charter)

    Delaware                        1-16449                   06-1611068
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                       ID Number)


    100 Oakview Drive
   Trumbull, Connecticut                                             06611
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code:     (203) 365-7000
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          (Former Name or Former Address if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

The Registrant, Fleet Capital Corporation ("Fleet") and other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders") and Fleet, as Administrative Agent for the Lenders with respect to the Credit Agreement dated as of November 9, 2001 by and among the Company, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002 and that certain Second Amendment Agreement dated as of July 19, 2002 (as amended, the "Credit Agreement") entered into a Third Amendment Agreement as of March 5, 2003 (the "Third Amendment"). The Third Amendment (i) increases the dollar amount of the Registrant's common stock that the Registrant is permitted to repurchase under the terms of the Credit Agreement from $58 million to $78 million, (ii) reduces the Registrant's borrowing base reporting obligations from monthly to quarterly so long as the Borrowing Base Availability (as defined in the Credit Agreement) is greater than $50,000,000, (iii) reduces the minimum Consolidated EBITDA (as defined in the Credit Agreement) requirement for periods ending on or after December 31, 2002 to $100,000,000 for the preceding four consecutive fiscal quarters, and (iv) revises the limitation on Capital Expenditures applicable to any period of four consecutive fiscal quarters ending on or after December 31, 2002 to an amount not to exceed 85% of Consolidated EBITDA for such period. A copy of the Third Amendment is filed herewith as Exhibit 10.31.


ITEM 7(c).  EXHIBITS.

Exhibit 10.31 Third Amendment Agreement, dated as of March 5, 2003, by and among Imagistics International Inc. ("Borrower"), Fleet Capital Corporation ("Fleet"), and the other financial institutions party thereto (collectively, the "Lenders") and Fleet, as Administrative Agent for the Lenders, with respect to that certain Credit Agreement dates as of November 9, 2001 by and among the Borrower, the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002 and that certain Second Amendment Agreement dates as of July 19, 2002.


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


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 6, 2003
                                        Imagistics International Inc.


                                        By:    /s/ Mark S. Flynn
                                            --------------------
                                        Name:  Mark S. Flynn
                                        Title:   Vice President, General Counsel
                                                 and Secretary









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